UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 13, 2009

ISCO INTERNATIONAL, INC.
 (Exact name of registrant as specified in its charter)

Delaware	001-22302	36-3688459
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

1001 Cambridge Drive
Elk Grove Village, IL	60007
(Address of principal executive offices)	(Zip Code)

(847) 391-9400
 (Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01                      Changes in Registrant’s Certifying Accountant.

(a)           On April 13, 2009, Grant Thornton LLP (“Grant Thornton”), the registered public accountant of ISCO International, Inc. (the “Company”), was notified that it had been dismissed as the Company’s independent accountant effective April 13, 2009. The decision to change accountants was approved by the Company’s Audit Committee.

Except as hereinafter described, the reports of Grant Thornton for the years ended December 31, 2007 and December 31, 2006 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to audit scope or accounting principles.  Notwithstanding the foregoing, the audit report of Grant Thornton on the financial statements for the years ended December 31, 2007 and December 31, 2006 did contain an explanatory paragraph relating to the Company’s ability to continue as a going concern.

During the years ended December 31, 2007 and December 31, 2006, and in the subsequent periods through April 13, 2009, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Grant Thornton would have caused it to make reference to such disagreements in its reports. For the audit of the Company’s financial statements for the year ended December 31, 2008, Grant Thornton requested information from the Company relating to the sale of the common stock of Clarity Communication Systems Inc. (“Clarity”) to TAA Group Inc. (“TAA”) on December 5, 2008 (the “Clarity Sale”).  Grant Thornton has communicated to the Company that it is unable to complete its audit without review of this requested information.  Despite repeated requests from the Company, TAA, a privately-held corporation, has refused to supply the requested information.  On March 25, 2009, the Company filed a lawsuit in the Circuit Court of Cook County, Illinois against TAA for payment of $175,000, the deferred closing payment, as well as the deferred consideration for the months of January and February 2009, each of which is further described in the Stock Purchase Agreement between the Company and TAA, dated as of December 5, 2008, and which payments are currently past due.

Except as discussed above, there were no other reportable events, as defined in Item 304 (a)(1)(v) of Regulation S-K, during the years ended December 31, 2007 and 2006, and in the subsequent periods through April 13, 2009. Grant Thornton’s inability to complete the audit as a result of incomplete information was discussed with the Company’s Audit Committee.  The Company has authorized Grant Thornton to respond fully to inquiries of the successor accounting firm concerning the subject matter discussed above.

(b)           On April 15, 2009, the Company engaged Virchow, Krause and Company LLP (“Virchow”) as its new independent registered public accounting firm.  This engagement was approved by the Company’s Audit Committee. Virchow is a registered accounting firm with the Public Company Accounting Oversight Board. Virchow has acted as a consultant to the Company with respect to the application of FASB Interpretation 46R, Consolidation of Variable Interest Entities (“FIN 46R”), beginning in January 2009. Virchow supplied oral advice on the analysis required by FIN 46R and participated on several conference calls with Grant Thornton discussing the Clarity Sale and the application of FIN 46R.

The Company believes that FIN 46R does not apply to the Clarity Sale due to the scope exceptions included in the accounting guidance.  Further, the Company believes that from a qualitative perspective, the Company does not control and is unable to exert any influence over TAA, which the Company believes is further evidenced by the lawsuit the Company has filed against TAA for payment of contractually owed amounts. Finally, the Company believes that from a quantitative perspective, based on the fair values of cash flow models developed, the Company should not be viewed as the primary beneficiary of TAA’s operations and therefore, the Company would not be required to consolidate TAA’s results in the Company’s December 31, 2008 financial statements.  Virchow has orally indicated that it agrees with the Company’s analysis of these issues.

The Company has provided Grant Thornton with a copy of this disclosure and requested that Grant Thornton provide a letter of agreement or disagreement with the statements made by the Company.  Attached as Exhibit 16.1 is Grant Thornton’s letter, dated April 15, 2009.  Virchow has also been provided a copy of this disclosure and was given an opportunity to provide its comments in advance of this filing on Form 8-K.

Item 8.01                      Other Events.

Certain Consequences of the Company’s Reporting Situation under the Federal Securities Laws

On April 1, 2009, the Company filed a Form 12b-25 with the Securities and Exchange Commission (the “SEC”) to disclose that it would not be able to timely file its Annual Report on Form 10-K for the year ended December 31, 2008 because it had not been able to finalize the accounting treatment associated with the Clarity Sale.  The Company is working expeditiously to complete its Annual Report on Form 10-K, but at this time is unable to estimate when the Form 10-K will be filed with the SEC.  Until the Company has filed its audited financial statements for the year ended December 31, 2008, there will be limited public information available concerning the Company’s results of operations and financial condition.

As a result of the Company’s inability to file on a timely basis its Form 10-K for the year ended December 31, 2008, the Company has determined that it is required to suspend the use of all of its existing registration statements filed with the SEC.  The suspension is effective as of April 15, 2009.  The suspended registration statements include those filed on Forms S-2 and S-3 for resales of the Company’s securities by the selling stockholders named therein, and those filed on Form S-8 covering common stock underlying awards granted pursuant to the Company’s equity incentive plans.

The Company is a party to several registration rights agreements with certain of its investors.  The Company has notified holders of securities covered by these registration statements of the suspension.  The Company has an obligation under certain of these registration rights agreements to maintain the effectiveness of certain of its registration statements. Under the terms of some of the registration rights agreements among the Company and its primary lenders, suspension of the availability of the related registration statements for an extended period of time (at least 30 days) may require the Company to pay “monthly delay payments” to the lenders.  The Company has also notified the eligible participants under its equity incentive plans of the suspension of the Company’s Form S-8 registration statements.

The Company will remain unable to make any registered offering of securities until it files its audited financial statements for the year ended December 31, 2008.  Until the Company is current in its reporting under the Securities Exchange Act of 1934, the ability of holders of the Company’s securities to resell their securities in reliance on Rule 144 will be limited.

Forward-Looking Statements:

The statements contained above include forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”). When used herein and in future filings by us with the SEC, in our news releases, presentations to securities analysts or investors, and in oral statements made by or with the approval of one of our executive officers, the words or phrases “believes,” “anticipates,” “expects,” “plans,” “seeks,” “intends,” “will likely result,” “estimates,” “projects” or similar expressions are intended to identify such forward-looking statements. These statements are intended to take advantage of the “safe harbor” provisions of the PSLRA. These forward-looking statements involve risks and uncertainties that may cause our actual results to differ materially from the results discussed in the forward-looking statements.

Item 9.01                      Financial Statements and Exhibits.

(d)           Exhibits

Exhibit No.	Exhibit

16.1	Letter dated April 15, 2009 of Grant Thornton LLP.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this current report to be signed on its behalf by the undersigned, thereunto duly authorized.

ISCO INTERNATIONAL, INC.

By:	/s/ Gary Berger
Name: Gary Berger
Title : Chief Financial Officer
Date: April 15, 2009

Exhibit Index

Exhibit No.	Exhibit

16.1	Letter dated April 15, 2009 of Grant Thornton LLP.